1 Investor Presentation Investor Presentation December 2010 December 2010 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. Words such as “believes,” “anticipates,”
“plans,” “expects,” “will,” “intends,” “potential,” “assuming” and similar expressions are intended to identify forward-looking statements. These statements are based on Orexigen’s current beliefs and expectations. These forward-looking statements include statements regarding the potential for, and timing of, approval of the Contrave
®
New Drug Application (NDA) and an NDA
submission for Empatic™; the efficacy and safety of Contrave and Empatic; Orexigen's belief that Contrave and Empatic may be important and effective therapeutic options in the treatment of obesity; the potential for, timing of, cost and design of a post-
approval study to evaluate safety risks of Contrave; the potential milestone and royalty payments under the collaboration agreement with Takeda Pharmaceutical Company Limited; the potential strength of Orexigen’s market entry with Contrave, if approved; and
Orexigen’s plans to commence strategic collaboration and/or co-promotion discussions with respect to Empatic and outside of the
United States, Contrave. The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Orexigen’s business, including, without limitation: the potential for the U.S. Food and Drug Administration (FDA) to delay the scheduled Prescription Drug User Fee Act action date of January 31, 2011 due to the FDA’s internal resource constraints or other reasons; the uncertainty of the FDA approval process and other regulatory requirements; the uncertainty of the process with the FDA to agree on and finalize a design for a post-approval study to evaluate safety risks of Contrave; the FDA may not agree with
Orexigen’s interpretation of efficacy and safety results; the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the approval of the Contrave NDA or the submission of an NDA for Empatic; the therapeutic and commercial value of Contrave and Empatic; reliance on third parties to assist with the development of Contrave and Empatic; the potential for adverse safety findings relating to Contrave or Empatic to delay or prevent regulatory approval or commercialization;
Orexigen’s ability to enter into additional collaboration or co-promotion arrangements; and other risks described in Orexigen’s filings with the Securities and Exchange Commission (SEC), including those detailed under the heading “Risk Factors” in Orexigen’s periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act
of 1933, as amended. Information included herein is based on clinical data the Company has received to date and its evaluation of such data. All conclusions contained herein are subject to and contingent upon additional clinical data being generated by the
Company as well as the evaluation of such data by the FDA and other regulatory agencies.

Realizing the Vision
Industry Leader in Obesity Therapeutics
PRODUCTS
Contrave
®
– NDA under
review by FDA
Empatic™ – Preparing
for Phase III
STRATEGY/EXECUTION
Successful Execution
on All Major Milestones
to Date
Gain High Quality
Partners for Global
Commercialization
RESOURCES
Powerful Partner for
Contrave in
North America
Strong Balance Sheet
Experienced Team

2010 – A Year of Strong Execution
2010 – A Year of Strong Execution
Q1 Q2 Q3 Q4
2010
Filed NDA
NDA Accepted
by FDA
Clinical Results
Published in
The Lancet
and Obesity
Signed Takeda
Partnership
Positive Advisory
Committee
Meeting

Obesity Epidemic Plus Lack of Solutions Have
Created a Perfect Storm
Obesity Epidemic Plus Lack of Solutions Have
Created a Perfect Storm
Increase in Obesity
Source: http://www.cdc.gov; http://www.fightchronicdisease.org; Flegal KM, et al. 2010
U.S.
103M
16%
34%
43%
Serious Disease Attributable
to Obesity
Treatment Options Needed
T2DM, Driven by Obesity, Is an Epidemic
-
1 in 3 Adults in the U.S. May Have Diabetes by 2050 (CDC)
-
Associated with Premature Death & Physical/Psychosocial Consequences
Weight Loss of 5 10% Confers Significant Benefits
Lifestyle Change is Critical, but Weight Loss Difficult to
Achieve/Maintain
Large Gaps in Current Treatment Paradigm
75M

6 Corporate Objectives for 2011 Corporate Objectives for 2011 Pursue Additional Partnerships Launch Contrave with Takeda Obtain Approval for Contrave Address FDA Input

Key Results from Advisory Committee
Key Results from Advisory Committee
13:7 on Approvability
11:8 – Outcomes Trial should be Run
Post-Approval (Not Pre-approval)
Major Takeaways
Efficacy Met FDA Guidance
Strong Support for Comprehensive Risk Mitigation Strategy
Desire for a Post-Approval Outcomes Study
Risk/Benefit Deemed Acceptable for Approval

8 -40 -30 -20 -10 0 10 20 30 Typical Response to Weight Loss Therapy is not Uniform Typical Response to Weight Loss Therapy is not Uniform COR-I Weight Loss Distribution (Contrave32)

-40
-30
-20
-10
0
10
20
30
Our Recommended Treatment Algorithm Focuses on
Patients who Achieve a Meaningful Response
Our Recommended Treatment Algorithm Focuses on
Patients who Achieve a Meaningful Response
Our Focus: Patients
Who Lose 5%
<5% weight loss
COR-I Weight Loss Distribution (Contrave32)

Treatment Algorithm:  Identify Early Responders
for Continued Long-term Therapy
Treatment Algorithm:  Identify Early Responders
for Continued Long-term Therapy
Appropriate BMI
Motivated to Adhere
to Lifestyle Change
Inadequate
Response to Diet &
Exercise
Select Responders
for Continued
Treatment
Reinforce Adherence
to Appropriate Use
Evaluate Adherence
to Appropriate Use
Guidance
Assess Response
to Therapy (>5%)
Screening
16-Week
Therapeutic Trial
Long-Term
Therapy

Contrave Early Responders Go on to Achieve
Substantial Long Term Weight Loss
Contrave Early Responders Go on to Achieve
Substantial Long Term Weight Loss
Represents one year data for responders (patients with 5% weight loss at week 16 per recommended treatment protocol)
Weight Loss Distribution
0% - 5%
Weight loss
10% - 15%
Weight Loss
Avg Wt Loss =
26.7 lbs
>15% Wt Loss
Avg Wt Loss =
43.9 lbs
Weight Gain
5% - 10%
Weight Loss
Avg Wt Loss =
17.0 lbs

Contrave Responders Achieve Improvement across
Multiple Cardiometabolic Parameters
Contrave Responders Achieve Improvement across
Multiple Cardiometabolic Parameters
Improvement
(Standardized Mean Change from Baseline)
Contrave32 Contrave32
N=1038 N=1038
Placebo
N=254
-11.3% -8.6%
-9.5 cm -7.2 cm
5.2 mg/dL 2.9 mg/dL
-2.5 mg/dL 1.7 mg/dL
-16.0% -9.2%
-38.9% -36.2%
14.7 12.3
-1.0% -0.6%
-0.9 mm Hg -2.8 mm Hg
-1.6 mm Hg -2.6 mm Hg
0.2 bpm -2.3 bpm
Proportion w/ 5% Wt Loss Wk 16
51% 19%
Contrave32 Standardized Mean
Change from Baseline at 1 Year
Change from Baseline at 1 Year
Body Weight
Waist Circ.
HDL
LDL
Triglycerides
hsCRP
IWQOL
HbA1c
SBP
DBP
Heart Rate

Contrave:  Well Characterized Safety Profile
Contrave:  Well Characterized Safety Profile
Delivers Safety Experience Consistent with
20+ Year History of Underlying Agents
Known Areas of Focus –
CV Effects, Seizure, Psychiatric Effects, Creatinine
Meets FDA Guidance for Patient Exposure for Evaluation
of Safety and Tolerability with >4,500 Patients
Long Term Evaluation of Benefits and Outcomes
Proposed for Post-approval

Label
Appropriate Selection
and Management of
Patients
REMS
Medication Guide,
Communication Plan
and Assessment
Post-Marketing
Data Capture
Prospective
Cohort Study
Outcomes Trial
Comprehensive Risk Mitigation Plan Designed
to Drive Appropriate Use
Comprehensive Risk Mitigation Plan Designed
to Drive Appropriate Use
Appropriate Use Program:  Delivers Tools for Screening,
Evaluation and Comprehensive
Weight Management

Post-approval Outcomes Trial Represents Significant
Opportunity for Orexigen
Post-approval Outcomes Trial Represents Significant
Opportunity for Orexigen
Beneficial outcomes predicted based on cardiometabolic improvements --
Demonstrating outcomes benefit could be transformational for Contrave and the obesity field
Proposing large simple trial (LST) -- Streamlined, practical, affordable trial design targeting per-patient cost at a fraction of typical outcomes trials
Aligned with principles of FDA-Duke Clinical Trial Transformation Initiative
(CTTI)

SCALE
Top 15 Pharma
Significant U.S. Presence
Primary Care Focus
COMMITMENT
TO OBESITY
Partnership
with Amylin
Stated
Strategy
DOMAIN
EXPERTISE
Leader in
Cardiometabolic
Care
Excellence in
Life Cycle
Management
POWERFUL
BRAND BUILDER
Actos ~$3B in U.S.
Sales in 2009
Prevacid ~$3B in U.S.
Sales in 2009
Takeda Is the Ideal Partner for Contrave
Takeda Is the Ideal Partner for Contrave

Competitive Product Profile Attractive to Patients
Competitive Product Profile Attractive to Patients
% of
Patients Losing
10% of Body
Weight after
Completing 1 year
of Treatment
Women Dominate the Market
1/3 to 1/2 Experienced Market-Meaningful Weight Loss
No Addictive Concerns
Avg Loss
34 lbs
Avg Loss
35 lbs
Avg Loss
39 lbs
No Abuse Liability
No DEA Limitations on
Distribution Expected
73%
73%
Sources: Orexigen Quantitative Market Research 2009; IMS NDTI Audit Data, 6
Months Ending 3/09
Female, Often
Childbearing Age

Contrave: Keys to Commercial Success
Contrave: Keys to Commercial Success
Source: CDC (2009)
103M
US Obesity Rate Growth
Obesity
Rate
Blockbuster Market Size Market Growth
Significant Unmet Need – Limited Competition
Diet & Lifestyle Modifications
Contrave: Differentiated Profile Takeda: Heavily Resourced
BMI
Distribution
of US Pop:
Morbidly Obese Obese Overweight
~ 113K People
Treated w/ Surgery
~ 2 Million People
Treated w/ Rxs
Majority of Obese are Untreated in an Environment of Limited Treatment Options
US Population
~ 1 in 3 People
in the US
Are Obese

We Partnered Early for the Significant Activities
Required for a Quality Launch
We Partnered Early for the Significant Activities
Required for a Quality Launch
Sales Force
Sales Aids
Direct Mail
Physician Ed Brochure
Sales Training
Professional
Advisory Boards
KOL Identification
Peer-to-Peer Programs
HCP Website
Patient
Patient Ed Brochure
Patient Support Program
Websites/Digital Ads
Pharmacy Programs
Brand
Development
Market Research
Positioning / Targeting
Customer Segmentation
Sample Strategy
Market
Development
KOL Mapping
Medical Education
Publications
Health Outcomes
Managed Markets;
Government Affairs
Employer Segmentation
Health Outcomes Research
Pricing/Contracting
Advocacy/Policy

Seeking High Quality Partner for Contrave
Commercialization in ROW
Seeking High Quality Partner for Contrave
Commercialization in ROW
8 to 10
Attractive
Potential
Partners
Commitment to Cardiometabolic
Disease in Target Markets
Strong Regulatory Track Record
Powerful Commercialization Capacities
Motivated to Build Late Stage Pipeline

Empatic:  Second Late Stage Obesity Program with
Complementary Profile
Empatic:  Second Late Stage Obesity Program with
Complementary Profile
Observed Case Analysis
Key to Multi-Solution
Approach
-
High Efficacy
-
Different MOA than
Contrave
-
Helps Orexigen Meet
Differing Patients Needs
Safety Profile Appears
Consistent with Underlying
Constituents
Phase II Completed;
Exploring Partnership
Options for Phase III
Note : All differences between Empatic and placebo statistically significant at all time points. Data are LS mean.

2011 2012
Contrave
PDUFA
Potential Launch
with Takeda in
United States
Partnership
for Ex-NA
Multiple Near-Term High-Value Catalysts
Multiple Near-Term High-Value Catalysts
Empatic
Phase III Planning
End of Phase II Meeting
Partnership
Phase III Initiation
Lifecycle
Management
Opportunities

No Foreseeable Need to Finance
No Foreseeable Need to Finance
$50M Payment from Takeda in Q3
$100M of Cash and Investments as of 9/30/10
Strong Balance Sheet
$100M in Milestones Achievable Between Now and
Product Launch
Additional Milestones for New Potential Collaborations
Near-Term Milestones
Takeda Responsible for All Commercialization Expenses in NA
Post-Approval Development Costs Shared
Ex-NA and Empatic Activities Focused on Selecting Partner
Run-rate Opex under $60M
Low Burn Rate

Realizing the Vision
Industry Leader in Obesity Therapeutics
PRODUCTS
Contrave
®
-
NDA under
review by FDA
Empatic™ – Preparing
for Phase III
STRATEGY/EXECUTION
Successful Execution
on All Major Milestones
to Date
Gain High Quality
Partners for Global
Commercialization
RESOURCES
Powerful Partner for
Contrave in
North America
Strong Balance Sheet
Experienced Team

25